                                                                  EXHIBIT 10.40

                                                    SERVICE AGREEMENT NO. 49776
                                                    CONTROL NO. 1995-04-30-0079

                             SST SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 22nd day of November, 1995, by and between:

         COLUMBIA GAS TRANSMISSION CORPORATION
         ("SELLER")
         AND
         PIEDMONT NATURAL GAS CO
         ("BUYER")

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Seller shall perform and BUYER shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Seller to deliver gas hereunder to or for BUYER, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for BUYER, and the points of receipt at which BUYER shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between BUYER and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. BUYER warrants that service hereunder is being provided on behalf of BUYER.

Section 2. Term. Service under this Agreement shall commence as of NOVEMBER 01, 1998, or upon completion of facilities and shall continue in full force and effect until OCTOBER 31, 2013, and from YEAR-to-YEAR thereafter unless terminated by either party upon 2 YEARS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal BUYER may have under the Commissions regulations and Seller's Tariff.

Section 3. Rates. BUYER shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention:
Manager - Agreements Administration and notices to BUYER shall be addressed to it at:

                                                    SERVICE AGREEMENT NO. 49776
                                                    CONTROL NO. 1995-04-30-0079

                             SST SERVICE AGREEMENT

         PIEDMONT NATURAL GAS CO
         1915 REXFORD ROAD
         CHARLOTTE, NC 28211

         ATTN: CHUCK FLEENOR
until changed by either party by written notice.

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A

         PIEDMONT NATURAL GAS CO
By: /s/ C.W. Fleenor
    -------------------------------------------
Name:  Chuck W. Fleenor
       ----------------------------------------
Title: Vice President - Gas Supply
       ----------------------------------------
Date:  November 22, 1995
       ----------------------------------------

         COLUMBIA GAS TRANSMISSION CORPORATION
By: /s/ S.  M. Warnick
    -------------------------------------------
Name:  Stephen M. Warnick
       ----------------------------------------
Title: Vice President
       ----------------------------------------
Date:  November 27, 1995
       ----------------------------------------

                                                                    Revision No.

                                                    Control No. 1995-04-30-0079
                   Appendix A To Service Agreement No. 49776
                            Under Rate Schedule SST
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                      and (BUYER) PIEDMONT NATURAL GAS CO


           October through March Transportation Demand      19,169 Dth/day

           April through September Transportation Demand     9,584 Dth/day



                             Primary Receipt Points


                  Scheduling                Scheduling                       Maximum Daily
                  Point No.                 Point Name                     Quantity (Dth/Day)
                  ---------------------------------------------------------------------------
                  STOW                   STORAGE WITHDRAWALS                    19,169

                                                                   Revision No.
                                                    Control No. 1995-04-30-0079

                   Appendix A to Service Agreement No. 49776
                            Under Rate Schedule SST
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                      and (BUYER) PIEDMONT NATURAL GAS CO



                            Primary Delivery Points

------------------ ------------------------------- --------------- -------------------------- -------------------------- ----------


                                                            Footnote


                                                                                                                         Maximum S1/
                                                                                              Maximum Daily              Delivery
                                                                                              Delivery Obligation        Pressure
Scheduling         Scheduling                      Measuring       Measuring                  (Dth/Day)                  Obligation
Point No.          Point name                      Point No.       Point Name                                            (PSIG)
------------------ ------------------------------- --------------- -------------------------- -------------------------- ----------
833097             TRC BOSWELL TAVERN              833097          TRC BOSWELLS TAVERN        19,169                     750
------------------ ------------------------------- --------------- -------------------------- -------------------------- ----------

                                                                   Revision No.
                                                    Control No. 1995-04-30-0079

                   Appendix A to Service Agreement No. 49776
                            Under Rate Schedule SST
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                      and (BUYER) PIEDMONT NATURAL GAS CO

--------------- ----------------------------------------------------------------

S1 /             IF A MAXIMUM PRESSURE IS NOT SPECIFICALLY STATED, THEN SELLER'S
                OBLIGATION SHALL BE AS STATED IN SECTION 13 (DELIVERY PRESSURE) OF THE GENERAL TERMS AND CONDITIONS.

--------------- ----------------------------------------------------------------

GFNT / THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE SUBJECT TO PRECEDENT AGREEMENT NO. 47762 BETWEEN BUYER AND SELLER DATED MAY 11, 1995.

                UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOS IN A
                SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.
--------------------------------------------------------------------------------

                                                                   Revision No.
                                                    Control No. 1995-04-30-0079

                   Appendix A to Service Agreement No. 49776
                            Under Rate Schedule SST
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                      and (BUYER) PIEDMONT NATURAL GAS CO



The Master List of Interconnection (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary receipt and delivery points.


Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1998, or upon completion of facilities. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


         PIEDMONT NATURAL GAS CO
By: /s/ C.W. Fleenor
    ------------------------------------------
Name:  C.W. Fleenor
       ---------------------------------------
Title: Vice President - Gas Supply
       ---------------------------------------
Date:  November 22, 1995
       ---------------------------------------

         COLUMBIA GAS TRANSMISSION CORPORATION
By: /s/ S. M. Warnick
    ------------------------------------------
Name:  Stephen M. Warnick
       ---------------------------------------
Title: Vice President
       ---------------------------------------
Date:  November 27, 1995
       ---------------------------------------